CAREER EDUCATION CORPORATION
FOURTH QUARTER 2014
INVESTOR CONFERENCE CALL
MARCH 3, 2015
Reid Simpson
Senior Vice President & Chief Financial Officer
Ron McCray
Chairman & Interim Chief Executive Officer
Jason T. Friesen
Senior Vice President and Chief University Education Officer
Lysa Hlavinka Clemens
Senior Vice President and Chief Career Schools Officer
Exhibit 99.2

Cautionary Statements & Disclosures

This presentation contains “forward-looking statements,” as defined in Section 21E of the Securities Exchange
Act of 1934, as amended, that reflect our current expectations regarding our future growth, results of operations, cash flows, performance and business prospects and opportunities, as well as assumptions made by, and information currently available to, our management. We have tried to identify forward-looking statements by using words such as “projected,” “forecasted,” “believe,” “anticipate,” “will,” “expect,” “continue to” and similar expressions, but these words are not the exclusive means of identifying forward-looking statements. These statements are based on information currently available to us and are subject to various risks, uncertainties, and other factors, including, but not limited to, those discussed in Item 1A,“Risk Factors” of our Annual Report on
Form 10-K for the year ended December 31, 2014 that could cause our actual growth, results of operations, financial condition, cash flows, performance and business prospects and opportunities to differ materially from those expressed in, or implied by, these statements. Except as expressly required by the federal securities laws, we undertake no obligation to update such factors or any of the forward-looking statements to reflect future events, developments, or changed circumstances or for any other reason.
Certain financial information is presented on a non-GAAP basis.   The Company believes it is useful to present
non-GAAP financial measures which exclude certain significant items as a means to understand the performance of its ongoing operations.  As a general matter, the Company uses non-GAAP financial measures in conjunction with results presented in accordance with GAAP to help analyze the performance of its core business, assist with preparing the annual operating plan, and measure performance for some forms of compensation. In addition, the
Company believes that non-GAAP financial information is used by analysts and others in the investment community to analyze the Company's historical results and to provide estimates of future performance and that  failure to report non-GAAP measures could result in a misplaced perception that the Company's results have underperformed  or exceeded expectations.  The most directly comparable GAAP information and a reconciliation between the non-GAAP and GAAP figures are provided at the end of this presentation, and this presentation
(including the reconciliation) has been posted to our website.

Strong belief in education
Board member since late 2012, Chairman since mid-2014
Roughly 50% students are minorities; average age 32 years old
Adults looking for more out of their careers
Mission to Enroll, Educate and Place these students
Award winning University Group
–
Approximately 90% of AIU and CTU students are pursuing their programs online
Career Colleges focused on placement rates
Ron McCray, Interim President & CEO
Career Education Student Profile
Academic Footprint
Background

Strategic Update
CEO Search is Under Way
•
•
Strengthening Academic Outcomes Remains Top Priority
•
•
– Investment provides access to valuable technology that will be implemented across our offerings to improve students’ academic outcomes
Company is in the process of retaining an executive search firm to help with the process to identify the right person to lead the Company forward
Leadership throughout the organization remains engaged and focused on continuing to execute against the Company’s strategic plan and goals
Intellipath
adaptive learning tool is a proven, powerful platform that is improving student experiences and pass rates
Company has increased its investment in
Intellipath
parent company,
CCKF, to approximately 31%

Strategic Update
Enhance Regulatory Compliance
•
•
•
Simplify Business Model
•
–
Sale will help further strengthen our financial position and enable us to focus on and grow other parts of our business
Preliminary Financial Responsibility Ratio (FRR) of 1.5 achieved at year end 2014
We believe all of our institutions will meet the 90/10 ratio for 2014
Company improved cohort default rates for a third consecutive year, based on preliminary rates
Sale of Le Cordon Bleu is in process
Efforts to better integrate ongoing operations continue

Total Student Enrollments - University
31,300
32,000
32,400
33,900
30,600
10,800
(1)
(1) AIU had three start dates in 1Q 2014 and two start dates in 2Q 2014 which explains why there is a spike in total enrollments in 1Q 2014 and a corresponding decrease in 2Q 2014. All other periods each had two AIU start dates.
20,800
20,600
19,800 19,800
20,400
11,600
11,500 11,600
4Q 2013 1Q 2014 2Q 2014 3Q 2014 4Q 2014
CTU AIU
13,300
(1)

Total Student Enrollments – University (Online Only)
28,900
28,300 28,600
30,200
28,600
(1) AIU had three start dates in 1Q 2014 and two start dates in 2Q 2014 which explains why there is a spike in total enrollments in 1Q 2014 and a corresponding decrease in 2Q 2014. All other periods each had two AIU start dates.
10,700
(1)
18,500
18,400
17,900
18,000
18,500
10,100
10,300
10,400
4Q 2013 1Q 2014 2Q 2014 3Q 2014 4Q 2014
CTU AIU
11,800
(1)

8 Total Student Enrollments – Career Colleges (1) Career Colleges excludes the Culinary Arts campuses. 10,000 10,700 8,600 10,000 8,500 4Q 2013 1Q 2014 2Q 2014 3Q 2014 4Q 2014 Career Colleges (1)

Reduce Organizational Cost Structure – Progress Under Way
$1,290
$1,093
Reduced by
$74 million
Operating Expenses ($ millions)
$315
$242
Reduced by
$23 million
$817
$743
$189
$166
$473
$350
$126
$76
FY 2013 FY 2014 Q4'13 Q4'14
Ongoing Transitional / Discontinued Operations (excludes International)

3Q 2013
4Q 2013
1Q 2014
2Q 2014
3Q 2014
4Q 2014
4Q 2015
4Q 2016
4Q 2017

10 Phase Down of Transitional Campuses 32 30 21 13 13 12 8 4 0 # of Transitional Campuses

Adjusted EBITDA – Ongoing Operations
Trailing Twelve Months Adjusted EBITDA
Numbers exclude items (including the Transitional Group and Discontinued Operations) as disclosed in the non-GAAP reconciliation at the end of these slides.
$3
$8
$6
$12
$ in millions
P
O
S
I
T
I
V
E
Q1 ‘14
Q2 ‘14 Q3 ‘14
Q4 ’14 FY ‘15
ACTUALS PROJECTED

Adjusted EBITDA – Transitional & Discontinued Operations
Trailing Twelve Months Adjusted EBITDA
Numbers exclude items (including International segment) as disclosed in the non-GAAP reconciliation at the end of these slides.
($131)
($123)
($112)
($92)
($62)
$ in millions
Q1 ‘14
Q2 ‘14 Q3 ‘14
Q4 ’14 FY ‘15
ACTUALS PROJECTED

Strong Cash Position
(1)  Balances presented above are quarter end balances and include both Continuing and Discontinued Operations.
(2)  The 4Q 2013 cash balance includes proceeds from the sale of the Company’s International segment.
$316
$363
$275
$251
$240
4Q 2013 1Q 2014 2Q 2014 3Q 2014 4Q 2014
(2)
Cash, Cash Equivalents, Restricted Cash and Short-Term Investments
(1)

14 Cash Bridge 2014 to 2015 $190 million $240 Cash as of 12/31/14 2015 Cash Burn from Trans / Disc. Ops 2015 Capex 2015 Tax Refund 2015 EBITDA from Ongoing Operations (covenant)

Future Lease Obligations are Declining
(1) Lease obligations are inclusive of rent payments but exclude operating expenses and excludes lease obligations post 2019.
$79
$70
$59
$55
$39
$32
$31
$29 $28
$22
$21
$20
$14
$14
$11
$26
$19
$16
$13
$6
2015 2016 2017 2018 2019
Future Lease Obligations (1)
Ongoing LCB Transitional / non-LCB Discontinued Operations

Key Priorities:
•
•
•
•
•
Execution Focused – No Change in Strategic Direction

Strengthen Academic Outcomes, Enhance Regulatory
Compliance and Simplify Business Model
Generate Modest University Total Student Enrollment Growth
Neutralize Negative Impact of Career Colleges and Culinary
Reduce Organizational Cost Structure
Successfully Complete the Teach Out of Transitional Campuses

Reconciliation of GAAP to Non-GAAP Items
Adjusted EBITDA Q4 2014 Q3 2014 Q2 2014 Q1 2014 Q4 2013
Ongoing Operations:
Pre-tax loss from continuing operations (7,747) $        (31,651) $         (11,664) $         (21,442) $         (14,230) $
Transitional Group operating loss 10,138 10,856 9,091 7,789 12,126
Interest (income) expense, net (38) (120) (177) (25) 67
Loss (gain) on sale of business - - - - (68)
Depreciation and amortization
(3)
6,965 7,668 8,244 8,761 9,397
Stock-based compensation
(3)
966 950 1,020 1,341 1,580
Legal settlements
(3) (5)
- - (400) 2,850 1,500
3,883 12,873 3 74 3,050
(356) (439) (413) (428) (3,231)
- (8,588) - - -
1,815 - - - -
Adjusted EBITDA–Ongoing Operations
(2)
15,626 $       (8,451) $           5,704 $            (1,080) $           10,191 $
Adjusted EBITDA per diluted share 0.23 $           (0.13) $             0.08 $               (0.02) $             0.15 $
Memo: Advertising Expenses
(3)
45,033 $       60,031 $          46,893 $          57,058 $          45,865 $
Transitional Group and Discontinued Operations
(4)
:
Pre-tax (loss) income from discontinued operations (17,195) $      (15,201) $         (33,046) $         (36,481) $         88,044 $
Transitional Group operating loss (10,138) (10,856) (9,091) (7,789) (12,126)
Interest (income) expense, net - - - - (53)
Loss (gain) on sale of business
(9)
- - 311 - (130,109)
International Schools operating income
(10) - - - - (11,434)
Depreciation and amortization
(9) 5,524 5,473 6,150 6,670 7,029
Legal settlements
(9)
- 225 2,000 3,000 15,500
10,320 1,612 7,451 (7) 3,933
(2,080) (3,272) 970 2,921 6,073
568 - - - -
Adjusted EBITDA–Transitional and Discontinued Operations
(2)
(13,001) $      (22,019) $         (25,255) $         (31,686) $         (33,143) $
Adjusted EBITDA per diluted share (0.19) $          (0.33) $             (0.38) $             (0.47) $             (0.50) $
CAREER EDUCATION CORPORATION AND SUBSIDIARIES
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP ITEMS
(In thousands, except per share amounts)
Asset impairments
(3) (6)
Unused space charges
(3) (7)
Insurance recovery
Asset impairments
(9)
Unused space charges
(7)(9)
Cumulative adjustment related to revenue recognition
(8)(9)
(1)
Cumulative adjustment related to revenue recognition
(3)(8)

Reconciliation of GAAP to Non-GAAP Items – con’t
(1)
(2)
(3)
Quarterly amounts relate to ongoing operations, which excludes the Transitional Group.
(4)
The Company announced the Culinary Arts segment as held for sale during the fourth quarter of 2014 and it is therefore now reported within discontinued
operations.  Quarterly adjusted EBITDA amounts for Culinary Arts include:
Non-GAAP financial measures when viewed in a reconciliation to corresponding GAAP financial measures, provides an additional way of viewing the Company's results of operations and the factors and trends affecting the Company's business.
Non-GAAP financial measures should be considered as a supplement to, and not as a substitute for, or superior to, the corresponding financial results presented in accordance with GAAP.
Management assesses results of operations for ongoing operations, which excludes the Transitional Group, separately from the Transitional Group.  Campuses within our Transitional Group are currently being taught out and no longer enroll new students.  As a result, management views adjusted EBITDA from ongoing operations separately from the Transitional Group and discontinued operations, including assets held for sale, to assess results and make decisions.  Accordingly, the
Transitional Group operating loss is added back to pre-tax loss from continuing operations and subtracted from pre-tax loss from discontinued operations.
We believe adjusted EBITDA allows us to compare our current operating results with corresponding historical periods and with the operational performance of other companies in our industry because it does not give effect to potential differences caused by items we do not consider reflective of underlying operating performance. We also present adjusted EBITDA because we believe it is frequently used by securities analysts, investors and other interested parties as a measure of performance. In evaluating adjusted EBITDA, investors should be aware that in the future we may incur expenses similar to the adjustments presented above. Our presentation of adjusted EBITDA should not be construed as an inference that our future results will be unaffected by expenses that are unusual, non-routine or non-recurring. Adjusted EBITDA has limitations as an analytical tool, and you should not consider it in isolation, or as a substitute for net income (loss), operating income
(loss), or any other performance measure derived in accordance and reported under GAAP or as an alternative to cash flow from operating activities or as a measure of our liquidity.
The Company believes it is useful to present non-GAAP financial measures which exclude certain significant items as a means to understand the performance of its ongoing operations.  As a general matter, the Company uses non-GAAP financial measures in conjunction with results presented in accordance with GAAP to help analyze the performance of its ongoing operations, assist with preparing the annual operating plan, and measure performance for some forms of compensation. In addition, the Company believes that non-GAAP financial information is used by analysts and others in the investment community to analyze the Company's historical results and to provide estimates of future performance and that failure to report non-GAAP measures could result in a misplaced perception that the Company's results have underperformed or exceeded expectations.
(6) Asset impairments primarily relate to impairment charges within Career Colleges of $3.9 million, $12.8 million and $2.9 million which were recorded during the fourth quarter of 2014, third quarter of 2014 and fourth quarter of 2013, respectively.
(7)
(8)
(9)
(10) The International Schools segment was sold during the fourth quarter of 2013. As such, management excludes operations from the International Schools when assessing results and trends of the Transitional Group and discontinued operations.
Unused space charges represent the net present value of remaining lease obligations less an estimated amount for sublease income as well as the subsequent accretion of these charges.
Revenue recognition adjustment relates to the accounting for students who withdraw from one of our institutions prior to completion of their program. A $9.1 million decrease in revenue for ongoing operations was offset with a $7.3 million decrease in bad debt expense for ongoing operations for the amount we previously had deemed uncollectable related to the revenue earnings for these students. This cumulative adjustment was recorded during the fourth quarter of 2014.
Quarterly amounts relate to the Transitional Group and discontinued operations, excluding International.
Q4 2014 Q3 2014 Q2 2014 Q1 2014 Q4 2013
Pre-tax loss (15,927) $      (12,602) $         (19,771) $         (18,021) $         (28,408) $
Depreciation and amortization 4,504 4,282 4,310 4,268 4,263
Legal settlements - - 2,000 3,000 15,500
Asset impairments 10,320 1,523 7,400 - -
Unused space charges 65 213 (467) (178) 307
Cumulative adjustment related to revenue recognition 514 - - - -
Total
(524) $           (6,584) $           (6,528) $           (10,931) $         (8,338) $
(5) Legal settlement amounts are net of insurance recoveries and are recorded within the following segments:
Q4 2014 Q3 2014 Q2 2014 Q1 2014 Q4 2013
CTU - $              - $                 - $ (900) $               1,300 $
Career Colleges - - - - 200
Corporate & Other - - (400) 3,750 -
Total -
$
-
$
(400)
$               2,850 $            1,500 $

19 End of Presentation